TABLE OF CONTENTS

   USAA Family of Funds                                          1
   Message from the President                                    2
   Investment Review                                             4
   Message from the Manager                                      5
         Financial Information:
      Statement of Assets and Liabilities                        8
      Portfolio of Investments in Securities                     9
      Notes to Portfolio of Investments in Securities           10
      Statement of Operations                                   11
      Statements of Changes in Net Assets                       12
      Notes to Financial Statements                             13

==================================================================



                 IMPORTANT INFORMATION

Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are "streamlined." One copy of each report is sent to each address, rather than to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Fund.

If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:

                  USAA Investment Management Company
                  Attn: Report Mail
                  9800 Fredericksburg Road
                  San Antonio, TX 78284-8916

or phone a Mutual Fund Representative at 1-800-531-8448 during business hours.

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the USAA GNMA Trust, managed by USAA Investment Management Company (IMCO). It may be used as sales literature only when preceded or accompanied by a current prospectus which gives further details about the Fund.

USAA with the eagle is registered in the U.S. Patent & Trademark Office. (COPYRIGHT)1998, USAA. All rights reserved.



                 USAA FAMILY OF FUNDS SUMMARY

         Fund                                       Minimum
       Type/Name              Volatility          Investment*

CAPITAL APPRECIATION
  Aggressive Growth           Very high            $3,000
  Emerging Markets(1)         Very high            $3,000
  First Start Growth          Moderate to high     $3,000
  Gold(1)                     Very high            $3,000
  Growth                      Moderate to high     $3,000
  Growth & Income             Moderate             $3,000
  International(1)            Moderate to high     $3,000
  S&P 500 Index(2)            Moderate             $3,000
  Science
  & Technology(5)             Very high            $3,000
  World Growth(1)             Moderate to high     $3,000


ASSET ALLOCATION
  Balanced Strategy(1)        Moderate             $3,000
  Cornerstone Strategy(1)     Moderate             $3,000
  Growth and Tax
  Strategy(3)                 Moderate             $3,000
  Growth Strategy(1)          Moderate to high     $3,000
  Income Strategy             Low to moderate      $3,000


INCOME -- TAXABLE
  GNMA                        Low to moderate      $3,000
  Income                      Moderate             $3,000
  Income Stock                Moderate             $3,000
  Short-Term Bond             Low                  $3,000


INCOME -- TAX EXEMPT
  Long-Term(3)                Moderate             $3,000
  Intermediate-Term(3)        Low to moderate      $3,000
  Short-Term(3)               Low                  $3,000
  State Bond Income(3)**      Moderate             $3,000


MONEY MARKET
  Money Market(4)             Very low             $3,000
  Tax Exempt
  Money Market(3),(4)         Very low             $3,000
  Treasury Money
  Market Trust(4)             Very low             $3,000
  State Money Market(3),(4)** Very low             $3,000

(1)Foreign investing is subject to additional risks, which are discussed in the funds' prospectuses.

(2)S&P 500(Registered Trademark) is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use. The product is not sponsored, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the product.

(3)Some income may be subject to state or local taxes or the federal alternative minimum tax.

(4)An investment in a money market fund is neither insured nor guaranteed by the U.S. government, and there is no assurance that any of the funds will be able to maintain a stable net asset value of $1 per share.

(5)This Fund may be more volatile than a fund that diversifies across many industries.

* The InveStart(Registered Trademark) program is available for investors without the $3,000 initial investment required to open an IMCO mutual fund account. A mutual fund account can be opened with no initial investment if you elect to have monthly automatic investments of at least $50 from a bank account.
InveStart is not available on tax-exempt funds or the S&P 500 Index Fund. The minimum initial investment for IRAs is $250, except for the $2,000 minimum required for the S&P 500 Index Fund. IRAs are not available for tax-exempt funds. The Growth and Tax Strategy Fund is not available as an investment for your IRA because the majority of its income is tax exempt.

** California, Florida, New York, Texas, and Virginia funds available to residents only.


Non-deposit investment products offered by USAA Investment Management Company are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, USAA Federal Savings Bank, and are subject to investment risks, and may lose value.

For more complete information about the mutual funds managed and distributed by USAA IMCO, including charges and expenses, please call 1-800-531-8181 for a prospectus. Read it carefully before you invest.





                         MESSAGE FROM THE PRESIDENT

Every week I get a report which summarizes all of the feedback we have gotten, by mail and phone, from our shareholders and brokerage customers. We get suggestions, complaints and also some compliments each week. We look for trends which point out problems and we are always sure to respond to every one of these contacts. One in particular caught my eye on the report for the week of December 11, 1997. It said, "Shareholder notes that Mr. Roth established Income Stock Fund for grandchild born in 1995; in 1997 another grandchild was born and Mr. Roth established a Cornerstone Strategy Fund; why was investment not made in the same fund?" Fair question.

The best answer is that I think both of these funds are great vehicles for investing for a child's future, and I like variety.

The Income Stock Fund and the Cornerstone Strategy Fund both offer an investor an equity product with less volatility than the stock market alone. In the case of the Income Stock Fund, the decreased volatility comes from a heavy emphasis on companies that pay high dividends or whose dividends tend to grow. For the Cornerstone Strategy Fund, the decrease in volatility comes from a combination of domestic value stocks, real estate stocks, foreign stocks and U.S. government bonds. In any given year either of these funds could be more volatile than the S&P 500 Index,(1) but both have long-term records(2) which indicate those will be unusual occurrences.

This combination of risk and reward appeals to me. I have friends who argue pursuasively that a more aggressive fund would be better for a long-term investment like this. If you only consider return, I suspect they are correct, but I am doing what I advise our customers to do. I am asking myself, "What are you comfortable with?" My answer is either of these two funds is appropriate. So far, Karl Joseph Marbach and Katharine Sophia Broyles are doing just fine. Maybe their parents will only have to worry about the last two or three years of college.

Sincerely,


Michael J.C. Roth, CFA
PRESIDENT AND
VICE CHAIRMAN OF THE BOARD


(Photograph of the President, Michael J. C. Roth, CFA, appears here.)

(1)The S&P 500 Index is an unmanaged index representing the average performance of a group of 500 widely held, publicly traded stocks. It is not possible to invest directly in the S&P 500 Index.

(2)Past performance is no guarantee of future results and the value of your investment may vary according to the Fund's performance.


For more complete information about the mutual funds managed and distributed by USAA IMCO, including charges and expenses please call for a prospectus. Read it carefully before you invest.









                                INVESTMENT REVIEW

GNMA TRUST

OBJECTIVE: Provide investors with a high level of current income consistent with preservation of principal by investing in securities backed by the full faith and credit of the U.S. government. While the value of the Fund's shares is not insured or guaranteed by the U.S. government, the Fund endeavors to maintain low-to-moderate fluctuations of the share price.

TYPES OF INVESTMENTS: At least 65 percent of the Fund's total assets are invested in Government National Mortgage Association (GNMA) pass-through certificates. The remaining assets of the Fund are invested in other obligations backed by the full faith and credit of the U.S. government.

------------------------------------------------------------------------------
                                                   5/31/97         11/30/97
    Net Assets................................$308.8 Million    $342.3 Million
    Net Asset Value Per Share.................     $9.95            $10.17
------------------------------------------------------------------------------
    Average Annual Total Returns as of 11/30/97
    May 31, 1997 to November 30, 1997........................       5.64% **
    1 Year...................................................       7.60%
    5 Years..................................................       7.20%
    Since inception on February 1, 1991......................       7.85%

    ** Total returns for periods of less than one year are not annualized. This six-month return is cumulative.
------------------------------------------------------------------------------
    30-Day SEC Yield on November 30, 1997....................       6.65%*
    *Calculated as prescribed by the Securities and Exchange Commission.
==============================================================================

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested income dividends and capital gain distributions. The performance data quoted represent past performance and are not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.


_____________________________________________________
CUMULATIVE PERFORMANCE COMPARISON
_____________________________________________________


A chart in the form of a line graph appears here, comparing the performance of a $10,000 hypothetical investment in the USAA GNMA Trust to the Lehman Brothers Inc. GNMA 30-Year Index and the Lipper GNMA Funds Average from 2/1/91 to 11/30/97. The data points from the graph are as follows:

        GNMA TRUST         INDEX            AVERAGE

2/91     10,000            10,000           10,000
6/91     10,181            10,356           10,283
12/91    11,338            11,441           11,329
6/92     11,551            11,800           11,619
12/92    12,029            12,291           12,062
6/93     12,753            12,875           12,663
12/93    12,884            13,094           12,857
6/94     12,712            12,705           12,413
12/94    12,882            12,904           12,531
6/95     14,110            14,305           13,803
12/95    15,040            15,109           14,567
6/96     14,708            15,171           14,489
12/96    15,482            15,954           15,187
6/97     16,086            16,601           15,716
11/97    16,759            17,323           16,390



The graph illustrates how a $10,000 hypothetical investment in the USAA GNMA Trust closely tracks the broad-based unmanaged index of the Lehman Brothers Inc. GNMA 30-Year Index and an unmanaged index of funds similar to the Trust as represented by the Lipper GNMA Funds Average.




                  MESSAGE FROM THE MANAGER



(Photo of the Portfolio Manager, Kenneth E. Willmann, CFA appears here)

Market  Overview

Interest rates at the close of the six months ended November 28, 1997, were noticeably lower than at the start of the period. The decline, although not in a straight line, shows the trend intact the entire period. This trend held true for GNMA securities (using the 6.5% 30-year pass-through certificate as an example) as well as the 10-year U.S. Treasury Note (the standard
against  which  most  mortgage   securities  are measured.)




_________________________________________________________
GNMA PASSTHROUGH AND U.S. TREASURY NOTE YIELDS
_________________________________________________________


A chart in the form of a line graph appears illustrating the yields of the GNMA 30-Year Passthrough Certificate and the 10 Year U.S. Treasury Note for the six month period ended 11-30-97. The data points from the graph are as follows:


                  10 Year U.S.                GNMA 6.5%
                  Treasury Note                30-Year
                                           Passthrough Certificate


5/30/97            6.66%                           7.47%
6/16/97            6.4%                            7.2%
6/30/97            6.5%                            7.2%
7/15/97            6.25%                           7.05%
7/31/97            6.01%                           6.85%
8/15/97            6.28%                           7.04%
8/29/97            6.38%                           7.14%
9/15/97            6.32%                           7.05%
9/30/97            6.15%                           6.91%
10/15/97           6.17%                           6.9%
10/31/97           5.89%                           6.73%
11/14/97           5.93%                           6.81%
11/28/97           5.92%                           6.83%


Notice the parallel movements. The GNMA pass-through yielded close to 1% more than the U.S. Treasury Note throughout the period.

Why Is This So?
Both securities are backed by the full faith and credit of Uncle Sam, so neither has the risk of default. The difference is explained by the structures of the securities. As we all know, home mortgages pay principal monthly and can be paid off anytime without penalty. Since most mortgage securities are pools of mortgages, the timing of principal repayment in the GNMA security is uncertain. The investor in such a security does not know when the principal will be returned or what the level of interest rates will be if he reinvests. The uncertainty of the timing of cash flows with GNMA securities compares to the absolute certainty of cash flows with Treasury securities. The market demands higher yields on mortgage securities as compensation for this uncertainty.


Prepayment Strategy
Prepayments are unattractive when the security holder receives the principal at an inopportune time. For instance, as interest rates decline, mortgagees tend to refinance. This results in the older, higher interest rate mortgage being repaid and a new, lower interest rate mortgage being created. If the older mortgage is in a pool owned by the Fund, this principal is returned to the Fund.
The Fund, in turn, must now reinvest at the lower rates.

Not all mortgages have the same risk of repayment. Thirty-year fixed-rate single-family (SF) mortgages tend to have the highest risk. Adjustable-rate mortgages (ARMs) have different, yet not necessarily lower, prepayment risks. ARM prepayments are driven as much by the relationship between the current ARM interest rate and fixed mortgage interest rate as by the absolute level of rates. For instance, if the ARM rate and a new fixed-rate are very close, many people will tend to refinance an ARM into a fixed-rate mortgage to gain the relative certainty of the monthly payment.

Commercial mortgages often have lock-out periods wherein prepayments are not allowed at all until some date in the future. Monthly principal payments are still received. Securities consisting of commercial mortgages are called Project Loans.

A variant of the Project Loan is the Construction Loan. Construction Loans do not pay down at all. In fact, the principal is drawn down in monthly installments over the construction period of the commercial project, generally within a year and a half. Because of the extended construction draw period, this type of security yields more than a project loan. Best of all, once the construction is completed, this security converts into a project loan, and the lock-out period begins upon conversion.

In order to spread the prepayment risk, I invest in several different types of mortgage securities in the Fund. All are GNMA pass-through certificates which carry the obligation of the U.S. Government. The idea is that different factors motivate payers of different types of mortgages, so it is unlikely that all will decide to prepay at once. This gives the Fund continuity and guards against a sudden drop in income. The chart below shows the breakdown by mortgage type on November 28, 1997.




A pie chart appears here depicting the types of mortgages of the USAA GNMA TRUST for the period ended 11/30/97. The types are: Project Loans - 12.7%, Construction Loans - 21.4%, Adjustable Rate SF - 23.1% and Fixed Rate SF - 42.8%



I am adding Construction Loans with the intention of raising the proportion to about 25%.

Another way to reduce prepayment risk is to own lower interest rate mortgages. While this sounds like a way to lower income, remember that monthly principal payments are received at face value. If you purchase a pass-through security below face value, you realize a gain with each paydown of principal. Monthly paydowns, and even prepayments, can actually enhance the Fund's return. The breakdown by coupon of fixed-rate home mortgage securities on November 28, 1997, is seen below.

Philosophy
The GNMA Trust is managed to return a high level of current income consistent with preservation of principal. The strategy outlined above should meet this objective in most reasonable interest rate environments. I am always mindful that your money is invested in the Fund. I am merely the steward.


A bar graph is shown here which shows the breakdown by coupon of the mortgage pools held by the GNMA Trust as of November 30, 1997. The vertical axis shows the coupon rate, and the horizontal axis shows the category percentage.
The values are:

Coupon
 Rate        6.0     6.5       7.0     7.5    8.0    8.5    9.0

Category%   10.3    33.9      26.4    10.7   12.2    3.7    2.8

The graph also shows the average coupon rate to be 7.0%





GNMA TRUST


Statement of Assets and Liabilities
(In Thousands)

November 30, 1997
(Unaudited)




Assets
   Investments in securities, at market value (identified cost of $406,387)      $  416,076
   Cash                                                                                 169
   Receivables:
      Capital shares sold                                                               261
      Interest                                                                        2,095
                                                                                   --------
         Total assets                                                               418,601
                                                                                   --------
Liabilities
   Securities purchased                                                              75,659
   Capital shares redeemed                                                               63
   USAA Investment Management Company                                                    35
   USAA Transfer Agency Company                                                          32
   Accounts payable and accrued expenses                                                 36
   Dividends on capital shares                                                          472
                                                                                   --------
         Total liabilities                                                           76,297
                                                                                   --------
            Net assets applicable to capital shares outstanding                  $  342,304
                                                                                   ========
Represented by:
   Paid-in capital                                                               $  345,665
   Accumulated net realized loss on investments                                     (13,050)
   Net unrealized appreciation of investments                                         9,689
                                                                                  ---------
            Net assets applicable to capital shares outstanding                  $  342,304
                                                                                  =========
   Capital shares outstanding, unlimited number of shares authorized,
      no par value                                                                   33,653
                                                                                  =========
   Net asset value, redemption price, and offering price per share               $    10.17
                                                                                  =========



See accompanying notes to financial statements.







GNMA Trust
Portfolio of Investments in Securities
(In Thousands)

November 30, 1997
(Unaudited)


                    U.S. Government & Agency Issues (113.7%)


              Government National Mortgage Assn. I (12.9%)

 $ 17,037      7.00%,4/15/27                                                                 $ 17,107
   15,444      8.00%, 1/15/22 - 6/15/23                                                        16,059
    5,850      8.50%, 6/15/21 - 7/15/22                                                         6,182
    4,310      9.00%, 7/15/21                                                                   4,656
-----------------------------------------------------------------------------------------------------
                                                                                               44,004
-----------------------------------------------------------------------------------------------------
              Government National Mortgage Assn. I, Construction Loan (24.3%)
   12,271      6.70%,4/15/39                                                                  11,977(a)
    7,489      7.00%, 1/15/39                                                                  7,482(a)
   15,127      7.03%, 7/15/39                                                                 15,075(a)
   13,599      7.05%,8/15/38 - 7/15/39                                                        13,559(a)
   11,499      7.10%,7/15/39                                                                  11,509(a)
   10,501      7.25%,6/15/39                                                                  10,610(a)
    8,717      7.32%,9/15/38                                                                   8,889(a)
    3,939      7.45%,5/15/39                                                                   4,029(a)
-----------------------------------------------------------------------------------------------------
                                                                                              83,130
-----------------------------------------------------------------------------------------------------
              Government National Mortgage Assn. I, Project Loan (14.4%)
    7,899      6.63%,10/15/33                                                                   7,729
    5,117      6.75%,11/15/28                                                                   5,043
   24,674      7.33%,10/15/30                                                                  25,210
   11,007      7.50%,12/15/30                                                                  11,405
-----------------------------------------------------------------------------------------------------
                                                                                               49,387
-----------------------------------------------------------------------------------------------------
              Government National Mortgage Assn. II (35.8%)
-----------------------------------------------------------------------------------------------------
   17,917      6.00%,10/20/23 - 4/20/26                                                        17,113(b)
   57,478      6.50%,1/20/24 - 9/20/25                                                         56,474(b)
   26,811      7.00%,5/20/24 - 11/20/25                                                        26,858(b)
   17,570      7.50%,10/20/23                                                                  17,907(b)
    4,200      8.00%,12/20/22                                                                   4,365
-----------------------------------------------------------------------------------------------------
                                                                                              122,717
-----------------------------------------------------------------------------------------------------
              Government National Mortgage Assn. II, Adjustable Rate (26.3%)
   25,250      5.50%,10/20/27                                                                  25,208
   22,728      6.50%,10/20/26                                                                  23,185(b)
   20,741      7.00%,7/20/26                                                                   21,226(b)
   19,872      7.38%,6/20/26                                                                   20,374(b)
-----------------------------------------------------------------------------------------------------
                                                                                               89,993
-----------------------------------------------------------------------------------------------------
              Total U.S. government & agency issues (cost: $379,542)                          389,231
-----------------------------------------------------------------------------------------------------
                        REPURCHASE AGREEMENT (7.9%)
 $ 26,845     Bankers Trust Securities Corp., 5.68%, acquired on 11/28/97 and due 12/01/97 at $26,858 (collateralized by a  $28,615 U.S. Treasury Bill, due 9/17/98;
               market value $27,385) (cost: $26,845)                                         $ 26,845
-----------------------------------------------------------------------------------------------------

              Total investments (cost: $406,387)                                             $416,076
                                                                                             ========





Notes To Portfolio of Investments in Securities

Market values of securities are determined by procedures and practices discussed in note 1 to the financial statements.

The cost of securities for federal income tax purposes is approximately the same as that reported in the financial statements.

The percentages shown represent the percentage of the investments to net assets.

SPECIFIC NOTES
(a) At November 30, 1997, the cost of securities purchased on a delayed delivery basis was $75,238 thousand.
(b) At November 30, 1997, these securities were segregated to cover delayed delivery purchases.


See accompanying notes to financial statements.







GNMA Trust
Statement of Operations
(In Thousands)

Six-month period ended November 30, 1997
(Unaudited)


Net investment income:
   Interest income                                                  $  11,201
                                                                       ------

   Expenses:
      Management fees                                                     203
      Transfer agent's fees                                               184
      Custodian's fees                                                     42
      Postage                                                              10
      Shareholder reporting fees                                            7
      Trustees' fees                                                        2
      Registration fees                                                    27
      Professional fees                                                    14
      Other                                                                 1
                                                                       -------
         Total expenses                                                   490
                                                                       -------
            Net investment income                                      10,711
                                                                       -------
Net realized and unrealized gain on investments:
   Net realized gain                                                      695
   Change in net unrealized appreciation/depreciation                   6,291
                                                                      -------
            Net realized and unrealized gain                            6,986
                                                                      -------
Increase in net assets resulting from operations                    $  17,697
                                                                      =======

See accompanying notes to financial statements.





GNMA Trust
Statements of Changes in Net Assets
(In Thousands)

Six-month period ended November 30, 1997
and Year ended May 31, 1997
(Unaudited)

                                                                            11/30/97           5/31/97
                                                                            --------          --------

From operations:
   Net investment income                                                   $   10,711        $   21,134
   Net realized gain (loss) on investments                                        695            (2,674)
   Change in net unrealized appreciation/depreciation
      of investments                                                            6,291             8,550
                                                                               ------            ------
      Increase in net assets resulting from operations                         17,697            27,010
                                                                               ------            ------
Distributions to shareholders from:
   Net investment income                                                      (10,711)          (21,134)
                                                                               ------            ------
From capital share transactions:
   Proceeds from shares sold                                                   45,585            56,140
   Shares issued for dividends reinvested                                       7,511            14,702
   Cost of shares redeemed                                                    (26,576)          (69,509)
                                                                               ------            ------
   Increase in net assets from capital share transactions                      26,520             1,333
                                                                               ------            ------
Net increase in net assets                                                     33,506             7,209
Net assets:
   Beginning of period                                                        308,798           301,589
                                                                              -------           -------
   End of period                                                           $  342,304        $  308,798
                                                                              =======           =======

Change in shares outstanding:
   Shares sold                                                                  4,507             5,656
   Shares issued for dividends reinvested                                         742             1,482
   Shares redeemed                                                             (2,630)           (7,007)
                                                                              --------          --------
      Increase in shares outstanding                                            2,619               131
                                                                              ========          ========



See accompanying notes to financial statements.





GNMA Trust
Notes to Financial Statements

November 30, 1997
(Unaudited)


(1)   Summary of Significant Accounting Policies
USAA INVESTMENT TRUST (the Trust), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company organized as a Massachusetts business trust consisting of eleven separate funds. The information presented in this semiannual report pertains only to the GNMA Trust (the Fund). The Fund's investment objective is to provide a high level of current income consistent with preservation of principal by investing in securities backed by the full faith and credit of the U.S. Government.

A. Security valuation -- The value of each security is determined (as of the close of trading on the New York Stock Exchange on each business day the Exchange is open) as set forth below:

1. Government securities are valued each business day by a pricing service (the Service) approved by the Fund's Board of Trustees. The Service uses the mean between quoted bid and asked prices or the last sale price to price securities when, in the Service's judgement, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers in securities, and general market conditions.

2. Securities purchased with maturities of 60 days or less are stated at amortized cost which approximates market value. Repurchase agreements are valued at cost.

3. Securities which cannot be valued by the methods set forth above, and all other assets, are valued in good faith at fair value, using methods determined by the Manager under the general supervision of the Board of Trustees.

B. Federal taxes -- The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required.

C. Investments in securities -- Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums on securities are amortized over the life of the respective securities.

D. Use of estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) Lines of Credit
The Fund participates with other USAA funds in two joint short-term revolving loan agreements totaling $850 million, one with USAA Capital Corporation (CAPCO), an affiliate of the Manager ($750 million uncommitted), and one with NationsBank of Texas, N.A. ($100 million committed). The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability under its agreement with CAPCO, the Fund may borrow from CAPCO an amount up to 5% of its total assets at CAPCO's borrowing rate with no markup. Subject to availability under its agreement with NationsBank, the Fund may borrow from NationsBank an amount which, when added to outstanding borrowings under the CAPCO agreement, does not exceed 25% of its total assets at NationsBank's borrowing rate plus a markup. During the six-month period ended November 30, 1997, the Fund had no borrowings under either of these agreements.

(3)   Distributions
Net investment income is accrued daily as dividends and distributed to shareholders monthly. All net investment income available for distribution was distributed as of November 30, 1997. Distributions of realized gains from security transactions not offset by capital losses are made in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes. At November 30, 1997, the Fund had capital loss carryovers for federal income tax purposes of approximately $13,050,000 which, if not offset by subsequent capital gains, will expire between 2001 - 2005. It is unlikely that the Fund's Board of Trustees will authorize a distribution of capital gains realized in the future until the capital loss carryovers have been utilized or expire.

(4)   Investment Transactions
Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the six-month period ended November 30, 1997 were $184,822,177 and $102,345,498, respectively.

Gross unrealized appreciation and depreciation of investments at November 30, 1997 was $9,841,274 and $151,840, respectively.

(5) Transactions with Manager
A. Management fees -- The investment policies of the Fund and management of the Fund's portfolio are carried out by USAA Investment Management Company (the Manager). The Fund's management fees are computed at .125% of its annual average net assets.


B. Transfer agent's fees -- USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $26 per shareholder account plus out-of-pocket expenses.

C. Underwriting services -- The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing best efforts basis. The Manager receives no commissions or fees for this service.

(6)   Transactions with Affiliates
USAA Investment Management Company is indirectly wholly owned by United Services Automobile Association (the Association), a large, diversified financial services institution. At November 30, 1997, the Association and its affiliates owned 406,069 shares (1.2%) of the Fund.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(7) Repurchase Agreements
The Fund may enter into repurchase agreements with commercial banks or recognized security dealers. These agreements are secured by obligations backed by the full faith and credit of the U.S. Government. Obligations pledged as collateral are required to maintain a value equal to or in excess of the resale price of the repurchase agreement and are held by the Fund's custodian until maturity of the repurchase agreement. The Fund's Manager monitors the creditworthiness of sellers with which the Fund may enter into repurchase agreements.

(8) Financial Highlights
Per share operating performance for a share outstanding throughout each period is as follows:

                              Six-month                                         Eight-month
                            Period Ended                                       Period Ended   Year Ended
                            November 30,           Year Ended May 31,             May 31,    September 30,
                                                   -----------------
                                1997          1997        1996         1995        1994          1993
                                ----          ----        ----         ----        ----          ----

Net asset value at
    beginning of period     $     9.95      $    9.76   $    10.09   $     9.82  $    10.37  $    10.47
Net investment income              .33            .69          .70          .72         .49         .79
Net realized and
    unrealized gain (loss)         .22            .19         (.33)         .27        (.55)       (.10)
Distributions from net
    investment income             (.33)          (.69)        (.70)        (.72)       (.49)       (.79)
                                  -----          -----        -----        -----      ------       -----
Net asset value at
    end of period           $    10.17      $    9.95   $     9.76   $    10.09  $     9.82  $    10.37
                                 =====           ====         ====        =====        ====       =====

Total return (%) *                5.64           9.23         3.65        10.54        (.66)       6.79
Net assets at end
    of period (000)         $  342,304      $ 308,798   $  301,589   $  265,571  $  261,251  $  288,879
Ratio of expenses to
    average net assets (%)         .30(a)         .30          .32          .32         .31(a)      .32
Ratio of net investment
    income to average
    net assets (%)                6.59(a)        6.93         6.90         7.34        7.20(a)     7.53
Portfolio turnover (%)           29.95          77.82       127.77        93.78       90.05       81.44

  * Assumes reinvestment of all dividend income distributions during the period.
(a) Annualized. The ratio is not necessarily indicative of 12 months of operations.

